SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2007

Debut Broadcasting Corporation, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-107300	88-0417389
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1209 - 16th Avenue South, Suite 200
Nashville, TN 37212
(Address of Principal Executive Offices)

(615) 866-0530
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Debut Broadcasting, Inc., d/b/a the Marketing Group, Inc., a wholly owned subsidiary of Debut Broadcasting Corporation, Inc., and Regions Bank are parties to a $200,000 promissory note dated August 16, 2006. On August 23, 2007 the parties entered into a letter agreement extending the maturity date of the promissory note from August 15, 2007 to November 30, 2007.

Item 9.01	Exhibits.

10.1	Letter Agreement by and between The Marketing Group, Inc. (“the Borrower”) and Regions Bank dated August 15, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

Steven Ludwig
Chief Executive Officer

Date: August 29, 2007

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